As Filed December 19, 2006

                           The Hirtle Callaghan Trust
                  Supplement to Prospectus of November 1, 2006
                The date of this Supplement is December 19, 2006

The Fixed Income Opportunity Portfolio. As of December 18, 2006, Seix Advisors ("Seix") is the Specialist Manager of the Fixed Income Opportunity Portfolio. The investment objective of the Fixed Income Opportunity Portfolio is to achieve above-average total return by investing in high yield securities (often referred to as "junk bonds"). The Seix investment process is focused on capturing the upside potential of the high yield securities market while adhering to strict risk controls in order to minimize downside risk. Security selection is the key component of this process, and Seix undertakes rigorous credit research and analysis in an effort to identify value opportunities. Seix invests exclusively in the healthiest segment of the high yield market, which consists of BB and high B-rated bonds and liquid securities. When evaluating a high yield issuer, Seix looks for positive free cash flow, sound management, good asset protection, a strong competitive position and access to capital. After analyzing these factors, Seix then turns its attention to the issuer's security, cash flow and capital structures. The Firm's high yield team continuously monitors individual issuers as well as the industries in which they operate. For each issuer in which Seix invests, return expectations and sell targets are established. In addition to using information obtained through its research and analysis efforts, Seix uses a proprietary model designed to provide a quantitative basis for establishing spread targets. Seix adheres to a strong sell discipline, and eliminates positions once sell targets are reached, when fundamental conditions change significantly, or when a bond's price falls below a certain level relative to its peer group.

About Seix. Seix is a separately operated division of Trusco Capital Management, Inc., an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Seix is headquartered at 10 Mountainview Road, Suite C-200, Upper Saddle River, New Jersey, 07458. Michael McEachern, Senior High Yield Portfolio Manager & Head of the High Yield Group, is primarily responsible for the day-to-day management of the Fixed Income Opportunity Portfolio's assets. Before joining Seix in 1997, Mr. McEachern was a Vice President of Fixed Income at American General Corp. Trusco is a wholly-owned subsidiary of SunTrust Banks, Inc., a publicly-traded holding company and member of the New York Stock Exchange.

Fees and Expenses. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Fixed Income Opportunity Portfolio. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2006. The net assets of the Fixed Income Opportunity Portfolio as of June 30, 2006 totaled approximately $135 million. The figure shown reflects the application of the fee schedule described below. The maximum fee payable to Seix is 0.50% of the Portfolio's average daily net assets.

  Annual Operating Expenses           Example:  This Example is intended to help
  (Expenses that are deducted from you compare the cost of investing in the the Portfolio's assets, expressed Portfolio with the cost of investing in as a percentage of average net other mutual funds. The Example assumes
  assets)                             that you invest  $10,000 in the  Portfolio
                                      for the time  periods  indicated  and then
                                      redeem  all of your  shares  at the end of
                                      those  periods.  The Example  also assumes
                                      the  reinvestment  of  all  dividends  and
                                      distributions  in shares of the  Portfolio
                                      and that your  investment  has a 5% return
                                      each   year  and   that  the   Portfolio's
                                      operating   expenses   remain   the  same.
                                      Although your actual cost may be higher or
                                      lower,  based on these  assumptions,  your
                                      costs would be:
  Management Fee        0.49%
  Other Expenses        0.11%         1  Year..........................$61.00
                                      3  Years........................$192.00
  Total Portfolio                     5  Years........................$335.00
  Operating Expenses    0.60%         10 Years........................$750.00

Seix currently serves the Portfolio pursuant to the terms of an interim advisory agreement ("Interim Agreement"). For its services under the Interim Agreement, Seix receives a fee, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.50% for the first $100 million in such assets, and 0.40% for those assets in excess of $100 million. The Interim Agreement also provides that, to the extent assets of other clients of Hirtle Callaghan & Co., Inc. ("Related Accounts") are managed by Seix, such assets will be taken into account in calculating the fee payable to Seix. Seix replaced the Portfolio's prior manager pursuant to actions taken by the Trust's Board on December 12, 2006, and December 18, 2006, which effectively terminated the agreement ("Prior Agreement") with the prior manager. The terms of the Interim Agreement, which became effective on December 18, 2006 ("Effective Date") are substantively the same as those of the Prior Agreement save for the duration of the agreement and the fee schedule described above. These fees will be equal to, or under certain circumstances, lower than the fees charged under the Prior Agreement. In accordance with Rule 15(a)(4) under the Investment Company Act of 1940, the Interim Agreement will remain in effect for 150 days following the Effective Date or until a final agreement ("Proposed Final Agreement") between the Trust and Seix relating to the Fixed Income Opportunity Portfolio is presented to shareholders of the Portfolio and either approved or disapproved at a meeting of the Portfolio's shareholder schedule to be held on March 13, 2007. If approved, the Proposed Final Agreement (the terms of which are substantively identical to those of the Interim Agreement, save for its duration) will remain in effect in accordance with its terms for two years and will continue in effect from year to year thereafter in accordance with its terms so long as it is approved annually by the Trust's Board. If such a final agreement is not approved by the Portfolio's shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.